MID-COAST BANCORP, INC.
                       1768 Atlantic Highway, Box 589
                           Waldoboro, Maine 04572
                          Telephone (207) 832-7521



      Notice of Annual Meeting of Shareholders to be held July 16, 1997

      NOTICE IS HEREBY GIVEN to the Shareholders of Mid-Coast Bancorp, Inc. ("Bancorp" or the "Holding Company") that the Annual Meeting of such Shareholders will be held at 3:00 p.m. on the 16th day of July, 1997 at the Samoset Resort, Rockport, Maine, for the following purposes:

1.   To vote upon the election of three directors for three-year terms each;

2. To consider and vote upon the Restricted Stock Plan (a copy of the Restricted Stock Plan is attached as Appendix A).

3. To ratify the appointment of Baker Newman & Noyes as Independent Auditors to Bancorp for the fiscal year 1998; and

4. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

      The date fixed by the Board of Directors as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting is the close of business on June 2, 1997.

                                       By Order of the Board of Directors


                                       /s/ WESLEY E. RICHARDSON
                                       WESLEY E. RICHARDSON
                                       President and Chief Executive Officer


June 6, 1997
Waldoboro, Maine



THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE, EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY REVOKE YOUR PROXY BY WRITTEN INSTRUMENT AT ANY TIME PRIOR TO THE VOTE AT THE ANNUAL MEETING.


                           MID-COAST BANCORP, INC.
                       1768 Atlantic Highway, Box 589
                           Waldoboro, Maine 04572
                         Telephone:  (207) 832-7521


                               PROXY STATEMENT

                              GENERAL STATEMENT


      This Proxy Statement has been prepared in connection with the solicitation of proxies by the Board of Directors of the Holding Company for use at the Annual Meeting of Shareholders to be held July 16, 1997, and at any adjournment(s) or postponements thereof (the "Meeting"). The Meeting will be held at 3:00 p.m. at the Samoset Resort, Rockport, Maine. The approximate date of mailing of this Proxy Statement is June 6, 1997.

        RECORD DATE; VOTE REQUIRED FOR APPROVAL; SHAREHOLDER PROPOSAL

      All persons who were shareholders of Bancorp at the close of business on June 2, 1997 (the "Record Date") will be entitled to cast votes at the Meeting. Voting may be by proxy or in person. As of the Record Date, Bancorp had 231,494 shares of common stock, $1.00 par value, having one vote each, outstanding. Bancorp has no other class of equity securities outstanding.

      Holders of one-third of the outstanding shares of common stock entitled to vote, represented in person or by proxy, will constitute a quorum for purposes of transacting business at the Meeting. All matters to be voted on must be approved by the holders of a majority of the votes cast in person or by proxy at the meeting. Abstentions, votes withheld from nominees for directors and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting for purposes of transacting business. With respect to matters to be voted on at the Meeting, in determining whether the requisite number of holders have approved any such matter, abstentions, as well as votes for and against the matter, but not broker non-votes, will be included in the denominator or base against which the number of favorable votes will be measured.

      Each proxy solicited hereby, if properly executed, duly returned to management and not revoked prior to the Meeting, will be voted at the Meeting in accordance with the shareholder's instructions indicated thereon or, in the absence of such direction, as determined by a majority of the Board of Directors. Each shareholder shall have one vote for each share of stock owned of record as of the Record Date.

      A shareholder giving a proxy generally has the power to revoke the proxy at any time before it is exercised by delivering to the Secretary of the Holding Company (Dianne Y. Lawrence, Mid-Coast Bancorp, Inc., 1768 Atlantic Highway, Box 589, Waldoboro, Maine 04572) written instructions revoking it. A duly executed proxy bearing a later date will be sufficient to revoke an earlier proxy. A proxy executed by a shareholder who attends the Meeting will be revoked only if the shareholder delivers written instructions to that effect to the Secretary prior to the beginning of the voting.

      In addition to the solicitation of proxies through the mail, proxies may be solicited by officers, directors and regular employees of the Holding Company personally, by telephone or by further correspondence. The cost of soliciting proxies from shareholders will be borne by the Holding Company.

      A shareholder who wishes to present a proposal for action at the next Annual Meeting of Shareholders of the Holding Company must submit a written proposal to the Secretary of the Holding Company at its office, 1768 Atlantic Highway, Box 589, Waldoboro, Maine 04572 on or before February 6, 1998. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Securities Exchange Act of 1934 (the "Exchange Act"), it will be included in the proxy statement and set forth on the form of proxy issued for the next Annual Meeting of Shareholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

               VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      To the knowledge of management of Bancorp, the following shareholders beneficially owned, directly or indirectly, more than 5% of Bancorp's common stock as of May 16, 1997.

                                           Amount and Nature
Name and Address of Beneficial Owner    of Beneficial Ownership   of Class
------------------------------------    -----------------------   --------

The Baupost Group, Inc.                    13,586-Partnership       5.64%
P. O. Box 1288
Cambridge, MA    02238

      The following table sets forth the amount and percentage of Bancorp's common stock beneficially owned, directly or indirectly, by directors and executive officers of the Holding Company individually and by directors and executive officers of the Holding Company as a group, as of May 16, 1997.

                                  AMOUNT AND
                                  NATURE OF
                                  BENEFICIAL     PERCENT
            NAME                 OWNERSHIP(1)   OF CLASS
            ----                 ------------   --------

      Robert E. Carter, Jr.        1,325 (2)       .57
      Samuel Cohen                 8,701 (3)      3.74
      Sharon E. Crowe              1,748           .76
      Lincoln Davis                9,679 (4)      4.17
      Ronald E. Dolloff            2,722 (5)      1.17
      Lincoln O. Orff              8,003 (6)      3.45
      Maynard A. Prock             5,244 (7)      2.27
      Wesley E. Richardson         9,930 (8)      4.28
      Robert W. Spear              5,528 (9)      2.38
      Waite Weston                 3,495(10)      1.51

      Total owned by directors
      and executive officers as
      a group (10 persons)        56,375         24.35

--------------------
<F1>   All shares are held individually unless otherwise indicated.

<F2>   Includes 326 shares held individually by spouse, for which Mr. Carter disclaims beneficial ownership, 263 shares held by his son, over which Mr. Carter exercises voting and investment control, 168 shares held by another son, over which Mr. Carter exercises voting and investment control, and 179 stock options which are exercisable within 60 days.

<F3>   Includes 7,658 shares held jointly with spouse and 1,043 stock options which are exercisable within 60 days.

<F4>   Includes 450 options which are exercisable in 60 days.

<F5>   Includes 1,974 shares held jointly with spouse and 748 stock options which are exercisable within 60 days.

<F6>   Includes 7,308 shares held jointly with spouse and 695 stock options which are exercisable within 60 days.

<F7>   Includes 3,444 shares held jointly with spouse.

<F8>   Includes 2,652 shares held jointly with spouse, 1,204 shares held individually by spouse, for which Mr. Richardson disclaims beneficial ownership, and 395 stock options which are exercisable within 60 days.

<F9>   Includes 2,065 shares held jointly with spouse, 256 shares held individually by spouse and 833 stock options which are exercisable within 60 days.

<F10>  Includes 2,678 shares held jointly with spouse and 450 stock options which are exercisable within 60 days.

PROPOSAL 1 - ELECTION OF DIRECTORS

      The following table shows the name, age, and position during the past five years of the three nominees for election as directors and the length of time each has served as a director. The term of each director will be three years.

      Unless otherwise specified on the proxies received by the Holding Company, it is intended that proxies received in response to this solicitation will be voted in favor of the election of the persons named in the following table to be directors of the Holding Company for three-year terms, and until their successors are elected and qualified. There are no arrangements or understandings between any nominee or director and any other person pursuant to which any such person was or is selected as a director or nominee.

Nominees for Three-Year Terms Expiring 2000

                                  Director
                           Age     Since      Position
                           ---    --------    --------

      Sharon E. Crowe      42       1994      Director
      Robert W. Spear      54       1976      Director
      Waite W. Weston      56       1967      Director

SHARON E. CROWE, since 1988, has served as the Director of Safety for Crowe Rope Company and is currently employed in the field of public relations and
marketing by Sebasticook Valley Hospital.   In addition, she recently
founded a consulting firm specializing in safety and employee relations issues. Ms. Crowe is a member and recent past president of Rockland Rotary Club and is a Rotary International Paul Harris Fellow. She is also an alumnus of the Leadership Maine Program.

ROBERT W. SPEAR, the Vice Chairman of the Board, owns and operates Spear Farm, Inc., a 450 acre dairy and crop operation. Mr. Spear is Chairman of the Board of Selectmen for the Town of Nobleboro, Maine, and is State Representative for District 79 in the Maine House of Representatives.

WAITE W. WESTON, the Chairman of the Board, owns and operates Weston's Hardware, a family business that has been in existence since 1921.

While management has no reason to believe that any of the nominees for the office of director will, prior to the date of the meeting, refuse or become unable to accept the nomination, if any such nominee should refuse or become unable to accept, it is the intention of the persons named in the proxy to vote for such other person or persons for office of director as management may recommend.

DIRECTORS WHO WILL CONTINUE IN OFFICE AFTER THE MEETING

                              Director     Term
      Name                     Since *    Expires    Age
      ----                    --------    -------    ---

      Samuel Cohen              1990       1999      57
      Lincoln Davis, III        1977       1998      51
      Ronald E. Dolloff         1988       1999      61
      Lincoln O. Orff           1990       1999      66
      Maynard A. Prock          1992       1998      56
      Wesley E. Richardson      1989       1998      54

--------------------
<F1> *   Includes service as director of the Bank prior to the formation of the
         Holding Company.

SAMUEL COHEN is an attorney in Waldoboro. He is a past member of the Waldoboro Planning Board and the M.S.A.D. #40 School Board. He is currently a member of the American Legion, the Masons, the Lincoln County Bar Association and the Maine Trial Lawyers Association. Mr. Cohen is also a member of the Maine and Massachusetts Bars.

LINCOLN DAVIS, III owns and operates Stetson & Pinkham Mercury outboard boat dealership in Waldoboro.

RONALD E. DOLLOFF retired as the principal of Medomak Valley High School in 1994. Mr. Dolloff has been employed in education since 1956 and is a retired member of the Maine and National Secondary Principals Associations. Mr. Dolloff is a former selectman, assessor and acting Town Manager of Waldoboro and currently serves as treasurer, organist and minister of the Waldoboro United Methodist Church.

LINCOLN O. ORFF is a real estate broker in Jefferson, Maine. He is a Past Master of the Riverside Lodge, Past Patron of the Eastern Star and the former owner of the Tilton Agency, an insurance agency located in Jefferson, Maine. He served 34 years as First Selectman of Jefferson and he also serves as the secretary of The Windsor Agricultural Fair.

MAYNARD A. PROCK owns and operates Prock Marine, a marine construction firm. Mr. Prock has operated the business since 1962 with his three brothers.

WESLEY E. RICHARDSON has been President, Chief Executive Officer and Treasurer of the Bank since 1985. He is President of Tanglewood, a 4H camp, a trustee of Northeast Healthcare and a member of the Rockland Rotary. Mr. Richardson is also Director of Warren Cable Co.

The Board of Directors and Its Committees

      As required by Section 14 of Article II of the Holding Company's bylaws, the Board of Directors shall act as a nominating committee for selecting nominees for election as directors. Except in the case of a management nominee substituted as a result of the death or other incapacity of a management nominee, the nominating committee shall deliver written nominations to the Secretary at least 20 days prior to the date of the Meeting. Upon delivery, such nominations shall be posted in a conspicuous place in the offices of the Holding Company. No nominations for directors (except those made by the nominating committee) shall be voted upon at the Meeting unless shareholders submit in writing and deliver such nominations to the principal executive offices of the Holding Company not less than 30 nor more than 90 days prior to the date of the Meeting. In the event that less than 40 days prior notice or public disclosure of the date of the Meeting is given to shareholders, written nominations by shareholders must be delivered to the principal executive offices no later than the close of business on the tenth day following the day on which notice of the annual meting was given. Upon delivery, such nominations shall be posted in a conspicuous place in the offices of the Holding Company. Ballots bearing the names of all persons nominated by the nominating committee and by shareholders shall be provided for use at the Meeting. However, if the nominating committee shall fail or refuse to act at least 20 days prior to the Meeting, nominations for directors may be made at the Meeting by any shareholder entitled to vote and shall be voted upon.

      During the Holding Company's fiscal year ended March 31, 1997, the Board of Directors held 15 regular meetings. The directors of the Holding Company do not receive any fees from the Holding Company for attendance at these meetings.

      The Chairman and Vice Chairman of the Board of Directors of the Bank receive annual retainers of $2,000 and $1,000, respectively. Directors of the Bank receive $250 for each board meeting attended, and $50 for each committee meeting attended. Committee appointments are made yearly in August of the given fiscal year. The Bank's Board of Directors met 15 times and during the fiscal year ended March 31, 1997, each director attended at least 75% of the aggregate number of meetings of the Board of Directors and all committees of which such director was a member.

      The Board of Directors has a standing Security Committee which is responsible for assessing the adequacy of the value of real estate pledged as collateral for mortgage loans. The Security Committee consists of Messrs. Spear, Orff, and Dolloff . During the fiscal year, the Security Committee met 50 times. The Bank also has an Executive Committee which consists of Messrs. Spear, Weston, Dolloff, Cohen and Richardson. The Executive Committee, when the Board of Directors is not in session, has and may exercise all of the authority of the Board of Directors except that the Executive Committee shall not have the authority of the Board of Directors with reference to: the declaration of dividends; the amendment of the charter or bylaws of the Bank; recommending to the shareholders a plan of merger, consolidation, or conversion; the sale, lease or other disposition of all or substantially all of the property and assets of the Bank otherwise than in the usual and regular course of its business; a voluntary dissolution of the Bank; a revocation of any of the foregoing; or the approval of a transaction in which any member of the Executive Committee, directly or indirectly, has any material beneficial interest. During the fiscal year, the Executive Committee met 12 times.

      The full Board of Directors functions as the Holding Company's audit committee. The audit committee ensures that internal controls are adequate and that financial disclosures made by management portray the Holding Company's and the Bank's financial condition and results of operations. The committee also maintains contact with, and nominates the independent auditor.

      Finally, the Bank has a Compensation Committee which is responsible for establishing guidelines for management and employee compensation. The Compensation Committee met ten times during the fiscal year ended March 31, 1997. The Compensation Committee consists of Ms. Crowe and Messrs. Prock, Orff and Richardson. Mr. Richardson abstains from voting on all matters relating to his compensation.

Executive Officers Who Are Not Directors

ROBERT E. CARTER, JR., 46, has been Vice President of the Bank since 1988 and Vice President of the Holding Company since its incorporation. Mr. Carter is a former director of the Waldo Theatre and serves on community scholarship committees.

Remuneration

      During the fiscal year ended March 31, 1997, the Holding Company did not pay any compensation to its officers and directors.

      The following table provides certain summary information concerning compensation paid or accrued by the Bank to or on behalf of the Holding Company's President, Treasurer and Chief Executive Officer for the last three fiscal years ended March 31, 1997.


                                    ANNUAL COMPENSATION                               LONG TERM COMPENSATION
                         ------------------------------------------   ------------------------------------------------------
                                                                               AWARDS            PAYOUTS
                                                                      -----------------------   ----------
                                                                                   Securities
                                                         Other        Restricted   Underlying
 Name and Principal                                      Annual         Stock       Options/       LTIP         All Other
      Position           Year   Salary     Bonus    Compensation(1)    Award(s)       SARs      Payouts(2)   Compensation(3)
---------------------    ----   -------   -------   ---------------   ----------   ----------   ----------   ---------------

Wesley E. Richardson     1997   $82,067         0        $3,600          N/A          N/A          N/A           $2,637
 President, Treasurer    1996   $82,067   $ 8,730        $3,600          N/A          N/A          N/A           $1,584
 and C.E.O.              1995   $77,422   $12,600        $3,600          N/A          N/A          N/A           $1,284

--------------------
<F1>   Includes an annual mileage allowance for Mr. Richardson.

<F2>   Neither the Holding Company nor the Bank has a Long-term Incentive
       Plan.

<F3>   Includes amounts paid on behalf of Mr. Richardson for group life insurance and medical coverage. In addition, the Bank makes an annual contribution to its benefit plan on behalf of Mr. Richardson and all other eligible employees. The plan administrator, Financial Institutions Retirement Fund, is unable to determine the contribution made by the Bank attributable to Mr. Richardson or any other employee individually. See discussion under "Pension Plan."

Compliance with Section 16(a) of the Exchange Act

      Section 16 of the Exchange Act requires the Holding Company's executive officers and directors, and any person owning more than ten percent (10%) of a class of the Holding Company's stock, to file certain reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Based solely upon a review of the reports filed with the SEC and furnished to the Holding Company, as well as information furnished to the Holding Company by various reporting persons, the Holding Company believes it has complied fully with Section 16. The Holding Company is aware of no other transactions during the fiscal year ended March 31, 1997 giving rise to filing obligations under Section 16(a) as to which filings were not timely made.

Employment Agreement

      On March 31, 1993, the Bank and the Holding Company entered into an employment agreement with Wesley E. Richardson as President of the Bank and the Holding Company. The employment agreement provides for an automatic extension for an additional year on each anniversary date of the employment agreement, commencing with the second anniversary date, unless contrary notice is given by the Bank, the Holding Company or Mr. Richardson. The base salary payable to Mr. Richardson under the employment agreement for fiscal year 1997 was $82,067. The employment agreement also provides for participation in discretionary bonuses, stock option, retirement and other benefit plans.

      In addition, the employment agreement provides for a severance payment equal to 2.99 times the average annual compensation paid to Mr. Richardson and includable in his gross income, for federal income tax purposes, during the five calendar years preceding the taxable year in which the date of termination occurs in the event of termination of employment by Mr. Richardson for "good reason" following a change in control of the Holding Company or the Bank. "Good reason" includes a breach by either the Holding Company or the Bank of the agreement and, subsequent to a change in control of the Holding Company or the Bank, the assignment of Mr. Richardson to duties inconsistent with those performed immediately prior to the change in control, a change in Mr. Richardson's reporting responsibilities, title of office, a reduction in annual salary or failure of the Bank or the Holding Company to continue for him any bonus, benefit or compensation plan. The term "change in control" as defined in the agreement includes, but is not limited to, the following: (1) the acquisition of beneficial ownership by certain individuals of 25% or more of the combined voting power of the Holding Company's or the Bank's then outstanding securities; or (2) during any period of two consecutive years, a change in the majority of the Board of Directors of the Holding Company or the Bank for any reason unless the election of each new director was approved by at least two-thirds of the directors then still in office who were directors at the beginning of the period.

      If Mr. Richardson terminates his employment for good reason following a change in control, such severance payments will be paid in a lump sum on or before the fifth day following the date of termination. However, if the severance payment would be deemed to constitute an "excess parachute payment" under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), the severance payment will be reduced to the extent necessary to ensure that no portion of the severance payment is subject to the excise tax imposed by Section 4999 of the Code.

      If Mr. Richardson terminates his employment at any time for breach of contract by the Bank or the Holding Company, which termination is not preceded by a change of control, or the Bank or the Holding Company terminates his employment for other than just cause, he will receive periodic severance payments over a period not to exceed two years in the amount not to exceed 2.99 times his current salary in effect at the date of termination.

      The agreement with Mr. Richardson, to the extent that it increases the cost of any acquisition of control of the Holding Company, could be deemed to have an anti-takeover effect. Assuming that Mr. Richardson continues to earn his current base salary, his maximum severance payments upon a change in control will approximate $233,202. As a result, the agreement may tend to perpetuate existing management by discouraging takeover attempts which may be deemed by certain shareholders to be in their best interest and which might be at prices in excess of the then current market value of the common stock.

Certain Transactions and Relationships with Management and Others

      The Bank has extended real estate or consumer loans to certain of its directors, officers and employees. These loans are made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time of comparable transactions with other persons and, in the judgement of management, do not involve more than the normal risk of noncollectibility or other unfavorable features. In this regard, extension of credit to executive officers and directors is in full compliance with Section 22(h) of the Federal Reserve Act.

Pension Plan

      The Bank maintains a qualified, noncontributory, defined benefit pension plan (the "Pension Plan") for the benefit of its employees. The Pension Plan is administered by the Financial Institutions Retirement Fund. All employees participate in the Pension Plan upon the attainment of age 21 and the completion of one year of service. Retirement benefits are fully vested after five years of service or age 65. There are no deductions for Social Security or other offset amounts under the Pension Plan.

      Beginning July 1, 1991, the Pension Plan changed to an integrated plan with Social Security. The current plan uses the year of birth of a participant employee as an additional factor in calculating the retirement benefit, along with the highest five consecutive years' average salary, and the number of years of benefit service.

      The Pension Plan provides an early retirement allowance for participants who commence benefits prior to age 65 after becoming partially or fully vested. The vested accrued benefit otherwise payable at age 65 is reduced by applying an early retirement factor based on the participants age and vesting service when payments begin. Provisions in the Pension Plan allows for benefits to be delayed after age 65.

      The Pension Plan is qualified under Section 401(a) of the Code and is being administered in accordance with all applicable legal requirements.

      The Bank makes contributions in an amount sufficient to fund the Pension Plan's normal cost of pension benefits and the one-year term cost of death and disability benefits and to amortize unfunded accrued liabilities to the extent required by law.

      The following table illustrates annual pension benefits for a participant retiring in 1997 at age 65, for various levels of compensation and years of service.

              ANNUAL PENSION BENEFITS BASED ON YEAR OF SERVICE

        Average
      Compensation   15 Years   20 Years   30 Years   40 Years
      ------------   --------   --------   --------   --------

      $ 20,000        $ 3,000   $ 4,000    $ 6,000    $ 8,000
        40,000          6,814     9,086     13,627     18,170
        60,000         11,314    15,086     22,627     30,170
        80,000         15,814    21,086     31,627     42,170
       100,000         20,314    27,086     40,627     54,170

      Estimated annual retirement benefits under the Bank's pension plan at the normal retirement date computed upon the basis of present salary level would be $23,843 for Mr. Richardson. Mr. Richardson presently has 13 years of service for purposes of the Pension Plan.

401(k) Plan

      On April 21, 1994, the Bank adopted a 401(k) plan for the benefit of the Bank's employees. The Plan is a tax-exempt, trusteed savings plan sponsored by the Financial Institutions Thrift Plan. Generally, an employee is eligible to become a Participant on the first day of the month after she completes one year of employment and becomes 21 years of age. Participants may elect to make personal contributions from 1% to 15% of their eligible compensation to the Plan. Beginning in July 1996, the Bank approved a matching contribution to Participants in the 401(k) Plan. The Bank matches 50% of the first 6% invested by the Participant employee.

Stock Option Plan

      The Holding Company has in effect an Option Plan, under which an amount equal to 10% of the common stock of the Holding Company is reserved from the authorized but unissued common stock of the Holding Company for future issuance upon exercise of stock options granted to certain key employees and to directors of the Holding Company and the Bank from time to time. The purpose of the Option Plan is to encourage the retention of such key employees and directors by facilitating their purchase of a stock interest in the Holding Company. The Option Plan is intended to provide for the granting of "incentive stock options" under Section 422A of the Code to employees and non-incentive stock options to directors who are not employees of the Holding Company or the Bank.

      The Option Plan is administered by the Option Committee of the Holding Company's Board of Directors. The Committee selects the employees from the Bank and the Holding Company to whom options are to be granted and the number of shares to be granted.

      Employees selected by the Committee receive, at no cost to them, options under the Option Plan. The option exercise price will be equal to the fair market value of the shares on the date of the grant, and no option will be exercisable after the expiration of 10 years from the date it is granted. The fair market value of the shares will be determined by the Options Committee as specified in the Option Plan. The optionee cannot transfer or assign any option other than by will or in accordance with the laws of decent and distribution, and the option may be exercised only by the employee during the employee's lifetime. Section 422A of the Code limits option grants by providing that during the term of the Option Plan, no grant may be made to any employee owning more than 10% of the shares unless the exercise price is at least 110% of the shares' fair market value and such option is not exercisable more than five years following the option grant. The aggregate fair market value of the stock for which any employee may be granted options in any calendar year may generally not exceed $100,000 plus any "unused limit carryover" ($50,000 per year for each prior year of employment up to three years).

      The Holding Company receives no monetary consideration for granting incentive stock options. Upon the exercise of options, the Holding Company receives payment from optionees in exchange for shares issued. Payment may be made by cash, shares of common stock or a combination of both.

      No federal income tax consequences will be incurred by the Holding Company at the time incentive stock options are granted or exercised, unless the optionee incurs liability for ordinary income tax treatment upon exercise of the option, as discussed below, in which case the Holding Company would be entitled to a deduction equal to the optionee's ordinary income attributable to the options. Provided the employee holds the shares received on exercise of the stock option for the longer of two years after the option was granted or one year after it was exercised, the optionee will realize capital gain (or loss) equal to the proceeds on disposition less the option exercise price paid for shares. However, if the employee sells the shares prior to the expiration of the holding period, the employee must recognize compensation income (and the Holding Company may deduct compensation expense) in the year of disposition equal to the difference between the fair market value of the shares on the date of exercise and the exercise price (not to exceed the gain determined without regard to these rules). In this situation any appreciation between the exercise of the options and the ultimate disposition will also be recognized as capital gain upon disposition.

      In addition to the tax consequences discussed above, the excess of the option price over the fair market value of the optioned stock at the time of the option exercise is required to be treated by an incentive optionee as an item of tax preference for purposes of the alternative minimum tax.

      The Holding Company has granted options to purchase an aggregate of 4,812 shares of common stock of the Holding Company to non-employee members of the Board of Directors of the Holding Company. Options with respect to 395 shares have been granted to Mr. Richardson and options with respect to 4,756 shares have also been granted to other executive officers and employees as a group. These options are exercisable at a price per share ranging from $7.40 to $14.05.

      The following table provides information with respect to the named executive officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of last year:

                                                                          Value of
                                                        Number of        Unexercised
                                                       Unexercised      In-the-Money
                          Shares                        Options at       Options at
                         Acquired                       FY-End (#)         FY-End
                            on        Exercisable/        Value         Exercisable/
        Name            Exercise(#)     Realized     Unexercisable(1)   Unexercisable
        ----            -----------   ------------   ----------------   -------------

Wesley E. Richardson        N/A          $  N/A            395           $3,276 (2)

--------------------
<F1>   All of Mr. Richardson's stock options are immediately exercisable.

<F2>   Based upon a market price of $ 19.50 per share at May 16, 1997, minus the exercise price.

         PROPOSAL 2 - APPROVE THE ADOPTION OF THE RESTRICTED STOCK PLAN

      The Company has adopted, subject to the approval by stockholders of the Company, the Recognition and Retention Plan of Mid-Coast Bancorp (the "RRP"). The RRP provides for restricted stock awards ("Awards") to certain officers, employees and outside directors of the Company, the Bank or any affiliate approved by the Board. The RRP is not subject to ERISA and is not a tax-qualified plan under the Code. The principal provisions of the RRP are summarized below. The full text of the RRP is set forth as Appendix A to this Proxy Statement, to which reference is made, and the summary provided below is qualified in its entirety by such reference.

Vote Required

      Under the Company's Bylaws, the affirmative vote of a majority of the shares present and entitled to vote at a meeting at which a quorum is present is required for approval by stockholders. Shares as to which the "ABSTAIN" box has been selected on the Proxy Card will be counted as present and entitled to vote and, accordingly, will have the effect of a vote against Proposal 2. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will not be counted as present and entitled to vote, and will therefore have no effect on the vote for any other purposes with respect to Proposal 2. If approved by stockholders, the RRP will take effect, and Awards granted thereunder may be effective, as of the date of the shareholder approval (the "RRP Effective Date"). If shareholder approval is not obtained, the RRP will not be implemented.

Purpose of the RRP

      The purpose of the RRP is to promote the growth and profitability of the Company, to provide certain key officers, employees and directors of the Company and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in the Company. The Board of Directors of the Company intends to establish a reserve of Awards under the RRP for future use in attracting persons for employment at the Company.

Description of the RRP

      Administration. The members of the Compensation Committee who are Disinterested Directors (the "RRP Committee") will administer the RRP and will determine, within the limitations of the RRP, the officers and employees to whom Awards will be granted, the number of shares subject to each Award, the terms of such Awards (including provisions regarding exercisability and acceleration of exercisability) and the procedures by which the Awards shall be exercised. Awards to outside directors will be determined by automatic formula grant and the RRP Committee has no discretion over the material terms of such grants. Subject to certain specific limitations and restrictions set forth in the RRP, the RRP Committee has full and final authority to interpret the RRP, to prescribe, amend and rescind rules and regulations, if any, relating to the RRP and to make all determinations necessary or advisable for the administration of the RRP. The costs of administering the RRP will be borne by the Company and not charged to any grant of an Award nor to any participating director, officer or employee.

      Stock Subject to the RRP. The Company will establish a trust ("Trust") and will contribute, or cause to be contributed, to the Trust, from time to time, such amounts of money or property as shall be determined by the Board, in its discretion. No contributions by participants will be permitted. A trustee will invest the assets of the Trust in Common Stock and in such investments including savings accounts, time or other interest bearing deposits in or other interest bearing obligations of the Company, in such proportions as shall be determined by the RRP Committee. In no event shall the assets of the Trust be used to purchase more than 9,207 shares of Common Stock. The aggregate fair market value of the Common Stock to be purchased for the RRP was $ 179,537, based on the closing sales price per share of $ 19.50 on The Nasdaq Stock Market as of May 16, 1997. It is currently anticipated that the Trust will purchase Common Stock on the open market, but may also purchase from the Company or in private transactions.

      Eligibility. Any employee of the Company, the Bank or any affiliate approved by the Board who is selected by the RRP Committee is eligible to participate in the RRP as an "Eligible Individual." As of the Record Date, there were 7 Eligible Individuals. Members of the Board or of the Board of Directors of the Bank or any affiliate approved by the Board who are not employees or officers of the Company, the Bank or such affiliate are eligible to participate as an "Eligible Director." As of the Record Date, there were 8 Eligible Directors.

      Awards to Outside Directors. On the RRP Effective Date, each Eligible Director will receive an Award of 300 shares. On the first anniversary of the grant, and on each anniversary thereafter, 20% of such shares will vest until all 300 shares are fully vested.

      Awards to Officers and Employees. After the RRP Effective Date, the RRP Committee may, in its discretion, grant Awards of restricted stock to Eligible Individuals, up to a maximum of 6,807 shares. The RRP Committee will determine at the time of the grant the number of shares of Common Stock subject to an Award and the vesting schedule applicable to the Award and may, in its discretion, establish other terms and conditions applicable to the Award. The RRP Committee intends that a portion of the shares held under the RRP will be placed in reserve for future use in attracting future employees.

      Terms and Conditions of Awards. Stock subject to Awards is held in trust pursuant to the RRP until vested. An individual to whom an Award is granted is entitled to exercise voting rights and receive cash dividends with respect to stock subject to Awards granted to him whether or not vested. The RRP Committee will exercise voting rights with respect to shares in the Trust that have not been allocated to reflect the voting directions of shares granted under the RRP. Each individual to whom an Award is granted is entitled to direct the manner of response to any tender offer, exchange offer or other offer made to stockholders with respect to stock subject to Awards granted to such person whether or not vested. If no direction is given, the shares will not be tendered or exchanged. For shares that are not allocated in connection with an Award, the RRP Committee will direct the Trustee to respond to reflect the responses given with respect to shares allocated in connection with Awards.

      The shares covered by an Award will become vested in accordance with the terms of the Award and as soon as practicable following such vesting, the Trustee will transfer the shares to the recipient. The shares covered by an Award will vest according to a vesting schedule established by the RRP Committee; however, any shares covered by the Award will become 100% vested as of the date of the recipient's death or disability or change in control. If an individual covered by an Award terminates employment or ceases to be a director for reasons other than death or disability, the individual forfeits all rights to his unvested shares remaining in the RRP trust. Individuals may designate a beneficiary to receive distributions on account of death.

      Mergers and Reorganizations. The number of shares available under the RRP and the Awards will be adjusted to reflect any merger, consolidation or business reorganization in which the Company is the surviving entity and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and the Company is not the surviving entity, the Trustee will hold any money, stock, securities or other property received in the trust fund, and adjusting any award by allocating such money, stock, securities or other property to the Eligible Director or Eligible Individual.

Termination or Amendment of the RRP

      The Board may suspend or terminate the RRP in whole or in part at any time by giving written notice of such suspension or termination to the RRP Committee, but the RRP may not be terminated while there are outstanding Awards that may thereafter become vested. Upon the termination of the RRP, the Trustee shall make distributions from the Trust in such amounts and to such persons as the RRP Committee may direct and shall return the remaining assets of the Trust, if any, to the Company.

      The Board may amend or revise the RRP in whole or in part at any time, but if the amendment or revision (i) materially increases the benefits accruing under the RRP, (ii) materially increases the number of Shares which may be issued under the RRP or (iii) materially modifies the requirements as to eligibility for Awards under the RRP, such amendment or revision will be subject to approval by the shareholders of the Company. Subject to these above provisions, the Board will also have broad authority to amend the RRP to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

Federal Income Tax Consequences

      The following discussion is intended only as a summary and does not purport to be a comprehensive description of the federal tax laws, regulations and policies affecting the Company and recipients of Awards that may be granted under the RRP. Any descriptions of the provisions of any law, regulation or policy contained herein are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a material effect on the discussion contained herein. The RRP does not constitute a qualified plan under Section 401(a) of the Code.

      The award of Common Stock under the RRP does not result in federal income tax consequences to either the Company or the award recipient. Upon the vesting of an award and the distribution of the vested shares, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occur, an amount equal to the fair market value of the shares on the vesting date, and the Company will generally be allowed to claim a deduction, for compensation expense, in a like amount. To the extent that dividends are paid with respect to unvested shares held under the RRP and distributed to the award recipient, such dividend amounts will likewise be includable in the ordinary income of the recipient and allowable as a deduction, for compensation expense, to the Company. Section 162(m) of the Code limits the Company's deductions of compensation in excess of $1,000,000 per year for the chief executive officer and the four other most highly paid executives named in its proxy statement. No executive of the Company currently receives compensation subject to this limitation. Compensation amounts resulting from the award and vesting of shares will be subject to this deduction limitation, if such amount when added to other includable compensation exceeds $1,000,000. Dividends declared and paid with respect to vested shares, as well as any gain or loss realized upon an award recipient's disposition of the shares, will be treated as dividend income and capital gain or loss, respectively, in the same manner as for other stockholders.

      The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to Awards that may be granted under the RRP. State and local tax consequences may also be significant.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE RECOGNITION AND RETENTION PLAN OF MID-COAST BANCORP.

                              NEW PLAN BENEFITS
             RECOGNITION AND RETENTION PLAN OF MID-COAST BANCORP

      The following table discloses the benefits that will be received by directors (and may be received by others) under the RRP if the stockholders approve Proposal 2.


                                                         RRP(1)(2)
                                                     ----------------
                Name/Position                          #      $ Value
                -------------                        -----    -------

Wesley E. Richardson/Chief Executive Officer,        2,400    $46,800
  President and Treasurer

All Executive Officers as a Group                    3,800    $74,100

All Non-Executive Directors as a Group               2,400    $46,800

All Non-Executive Employees as a Group(3)                0          0

--------------------
<F1>   As of the Record Date, no grants have been made under the RRP.  It is not determinable at this time what benefits, if any, each of the persons or groups listed above will receive under such plan. The numbers in the table reflect the RRP Committee's intentions of grants to be made upon the RRP Effective Date. It is intended that all Awards will vest proportionally over a period of five years. The dollar value is based on a price per share of $ 19.50 (the closing sale price for Common Stock as reported on the Nasdaq Stock Market on May 16, 1997).

<F2>   On the RRP Effective Date, each Eligible Outside Director, including outside directors who are nominees, will receive an Award of 300 Shares. The dollar value is based on a price per Share of $ 19.50 (the closing sale price for Common Stock as reported on The Nasdaq Stock Market on May 16, 1997). The actual value of the benefits under this Plan will depend on the fair market value of a share on the RRP Effective Date, which is indeterminable at this time.

<F3>   As of the date of this Proxy Statement, no determination has been made as to whether other employees will receive grants or, if so, the amount of such grants.

PROPOSAL 3 - RATIFICATION OF BAKER NEWMAN & NOYES AS INDEPENDENT AUDITORS

      Article VII of the Holding Company's bylaws provides that the Holding Company shall be subject to an annual audit as of the end of its fiscal year by independent public accountants appointed by and responsible to the Board of Directors. The Board of Directors has appointed the accounting firm of Baker Newman & Noyes to perform such annual audit and recommends a vote FOR the ratification of such appointment.

      A representative of Baker Newman & Noyes will be present at the Meeting. The representative will have an opportunity to make a statement, if so desired, and will be available to answer appropriate questions.

      Nearly all fees paid to Baker Newman & Noyes during the year ended March 31, 1997 were for services performed in connection with examination of the Holding Company's consolidated financial statements. Baker Newman & Noyes also prepared the Holding Company's United States Corporation Income Tax Return and Maine Corporate Income Tax Return. The Board of Directors specifically authorized Baker Newman & Noyes to perform such functions.

      Neither of the reports of the Company's independent auditors on its financial statements for either of the past two years contained an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

ANNUAL REPORT AND FINANCIAL STATEMENTS

      A copy of the Holding Company's Annual Report to Shareholders for the year ended March 31, 1997 was mailed to shareholders in conjunction with the mailing of the Proxy Statement. Additional copies of the Holding Company's Annual Report to Shareholders may be obtained by written request to the Vice President of the Holding Company at the address indicated below. Such Annual Report is part of the proxy solicitation materials.

UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORDED OWNER OF THE HOLDING COMPANY'S COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, THE HOLDING COMPANY WILL FURNISH TO SUCH PERSONS, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 1997, AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE EXCHANGE ACT. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO ROBERT E. CARTER, JR., MID-COAST BANCORP, INC., 1768 ATLANTIC HIGHWAY, BOX 589, WALDOBORO, MAINE 04572. THE FORM 10-KSB IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                 APPENDIX A


                       RECOGNITION AND RETENTION PLAN
                                      OF
                           MID-COAST BANCORP, INC.


                                  ARTICLE I

                                   PURPOSE


      Section 1.1   General Purpose of the Plan.

      The purpose of the Plan is to promote the growth and profitability of Mid-Coast Bancorp, Inc. and to provide eligible directors, certain key officers and employees of Mid-Coast Bancorp, Inc. with an incentive to achieve corporate objectives, to attract and retain directors, key officers and employees of outstanding competence and to provide such officers and employees with an equity interest in Mid-Coast Bancorp, Inc. The Company intends for a portion of the shares reserved under this Plan to be reserved to attract officers and directors.


                                 ARTICLE II

                                 DEFINITIONS

      The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

      Section 2.1 Award means a grant of Shares to an Eligible Employee or Eligible Director pursuant to section 5.1 or 5.2.

      Section 2.2 Award Date means, with respect to a particular Award, the date specified by the Committee in the notice of the Award issued to the Eligible Director or Eligible Employee by the Committee, pursuant to section
5.1 or 5.2.

      Section 2.3 Bank means Waldoboro Bank, F.S.B., a federally chartered stock savings bank, and any successor thereto.

      Section 2.4 Beneficiary means the Person designated by an Eligible Director or Eligible Employee pursuant to section 6.2, to receive distribution of any Shares available for distribution to such Eligible Director or Eligible Employee, in the event such Eligible Director or Eligible Employee dies prior to receiving distribution of such Shares.

      Section 2.5 Board means the Board of Directors of Mid-Coast Bancorp,
Inc.

      Section 2.6 Change of Control means any of the following events:

      (a) approval by the stockholders of Mid-Coast Bancorp, Inc. of a transaction that would result in the reorganization, merger or consolidation of Mid-Coast Bancorp, Inc. with one or more other persons, other than a transaction following which:

      (i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange
Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange
Act) at least 51% of the outstanding equity ownership interests in Mid-Coast Bancorp, Inc.; and

      (ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange
Act) at least 51% of the securities entitled to vote generally in the election of directors of Mid-Coast Bancorp, Inc.;

      (b) the acquisition of all or substantially all of the assets of Mid-Coast Bancorp, Inc. or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding securities of Mid-Coast Bancorp, Inc. entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the stockholders of Mid-Coast Bancorp, Inc. of any transaction which would result in such an acquisition;

      (c) a complete liquidation or dissolution of Mid-Coast Bancorp, Inc., or approval by the stockholders of Mid-Coast Bancorp, Inc. of a plan for such liquidation or dissolution;

      (d) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Directors of Mid-Coast Bancorp, Inc. do not belong to any of the following groups:

      (i) individuals who were members of the Board of Directors of Mid-Coast Bancorp, Inc. on the Effective Date of this Plan;
or

      (ii) individuals who first became members of the Board of Directors of Mid-Coast Bancorp, Inc. after the Effective Date of this Plan either:

      (A) upon election to serve as a member of the Board of Directors of Mid-Coast Bancorp, Inc. by affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first election; or

      (B) upon election by the stockholders of Mid-Coast
Bancorp, Inc. to serve as a member of the Board of Mid-
Coast Bancorp, Inc., but only if nominated for election by affirmative vote of three-quarters of the members of the Board of Directors of Mid-Coast Bancorp, Inc., or of a nominating committee thereof, in office at the time of such first nomination;

provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of Mid-Coast Bancorp, Inc.; or

      (e) any event which would be described in section 2.6(a), (b),
(c) or (d) if the term "Bank" were substituted for the term "Mid-Coast Bancorp, Inc." therein.

In no event, however, shall a Change of Control be deemed to have occurred as a result of any acquisition of securities or assets of Mid-Coast Bancorp, Inc., the Bank, or a subsidiary of either of them, by Mid-Coast Bancorp, Inc., the Bank, or a subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 2.6, the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

      Section 2.7 Code means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

      Section 2.8 Committee means the Committee described in section 3.1.

      Section 2.9 Company means Mid-Coast Bancorp, Inc., a corporation organized and existing under the laws of the State of Delaware, and any successor thereto, the Bank and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution.

      Section 2.10 Disability means a condition of total incapacity, mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

      Section 2.11 Disinterested Board Member means a member of the Board who (a) is not a current employee of the Company, (b) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director and (c) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Items 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code and Rule 16b-3 promulgated under the Exchange Act.

      Section 2.12 Effective Date means the date the Plan is approved by the stockholders.

      Section 2.13 Eligible Director means a member of the board of directors of Mid-Coast Bancorp, Inc. who is not also an employee of any Company.

      Section 2.14 Eligible Employee means any employee whom the Committee may determine to be a key officer or employee of the Company and select to receive an Award pursuant to the Plan.

      Section 2.15 Exchange Act means the Security and Exchange Act of 1934, as amended.

      Section 2.16 Person means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

      Section 2.17 Plan means the Recognition and Retention Plan of Mid-Coast Bancorp, Inc., as amended from time to time.

      Section 2.18 Share means a share of common stock of Mid-Coast Bancorp, Inc., par value $1.00 per share.

      Section 2.19 Trust means the legal relationship created by the Trust Agreement pursuant to which the Trustee holds the Trust Fund in trust. The Trust may be referred to as the "Restricted Stock Plan Trust of Mid-Coast Bancorp, Inc."

      Section 2.20 Trust Agreement means the agreement between Mid-Coast Bancorp, Inc. and the Trustee therein named or its successor pursuant to which the Trust Fund shall be held in trust.

      Section 2.21 Trust Fund means the corpus (consisting of contributions paid over to the Trustee, and investments thereof), and all earnings, appreciations or additions thereof and thereto, held by the Trustee under the Trust Agreement in accordance with the Plan, less any depreciation thereof and any payments made therefrom pursuant to the Plan.

      Section 2.22 Trustee means the Trustee of the Trust Fund from time to time in office. The Trustee shall serve as Trustee until it is removed or resigns from office and is replaced by a successor Trustee or Trustees appointed by Mid-Coast Bancorp, Inc.


                                 ARTICLE III

                               ADMINISTRATION

      Section 3.1 Committee.

      The Plan shall be administered by a Committee consisting of the members of the Compensation Committee of Mid-Coast Bancorp, Inc. who are Disinterested Board Members. If fewer than two members of the Compensation Committee are Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

      Section 3.2 Committee Action.

      The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

      Section 3.3 Committee Responsibilities.

      Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

      (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for Awards under the Plan, the amount of Shares, if any, to be granted pursuant to an Award, and the terms and conditions of such Award;

      (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

      (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

      Section 3.4 Maximum Shares Under the Plan.

      The maximum number of Shares under the Plan shall be 9,207.



                                 ARTICLE IV

                               THE TRUST FUND

      Section 4.1 Contributions.

      Mid-Coast Bancorp, Inc. shall contribute, or cause to be contributed, to the Trust, from time to time, such amounts of money or property as shall be determined by the Board, in its discretion. No contributions by Eligible Employees or Eligible Directors shall be permitted.

      Section 4.2 The Trust Fund.

      The Trust Fund shall be held and invested under the Trust Agreement with the Trustee. The provisions of the Trust Agreement shall include provisions conferring powers on the Trustee as to investment, control and disbursement of the Trust Fund, and such other provisions not inconsistent with the Plan as may be prescribed by or under the authority of the Board. No bond or security shall be required of any Trustee at any time in office.

      Section 4.3 Investments.

      The Trustee shall invest the Trust Fund in Shares and in such other investments as may be permitted under the Trust Agreement, including savings accounts, time or other interest bearing deposits in or other interest bearing obligations of the Company, in such proportions as shall be determined by the Committee; provided, however, that in no event shall the Trust Fund be used to purchase more than 9,207 Shares. Notwithstanding the immediately preceding sentence, the Trustee may temporarily invest the Trust Fund in short-term obligations of, or guaranteed by, the U.S. Government or an agency thereof, or the Trustee may retain the Trust Fund uninvested or may sell assets of the Trust Fund to provide amounts required for purposes of the Plan.


                                  ARTICLE V

                                   AWARDS

      Section 5.1 To Eligible Directors.

      On the Effective Date, each Person who is then an Eligible Director shall be granted an Award of 300 Shares.

      Section 5.2 To Eligible Employees.

      Subject to section 5.8 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted an Award shall be determined by the Committee in its discretion; provided however, that in no event shall the number of Shares allocated to an Eligible Employee in an Award exceed the number of Shares then held in the Trust and not allocated in connection with other Awards.

      Section 5.3 Awards in General.

      Subject to the limitations of section 5.8, the Committee may, in its discretion, make an Award of Shares held in the Trust Fund to an Eligible Employee. Any such Award shall be evidenced by a written notice issued by the Committee to the Eligible Employee or Eligible Director, which notice shall:

      (a) specify the number of Shares covered by the Award;

      (b) specify the Award Date;

      (c) specify the dates on which such Shares shall become available for distribution to the Eligible Employee or Eligible
Director, in accordance with sections 6.1 and 6.2; and

      (d) contain such other terms and conditions not inconsistent with the Plan as the Board may, in its discretion, prescribe.

      Section 5.4 Share Allocations.

      Upon the grant of an Award to an Eligible Employee or an Eligible Director, the Committee shall notify the Trustee of the Award and of the number of Shares subject to the Award. Thereafter, until such time as the Shares subject to such Award become vested or are forfeited, the books and records of the Trustee shall reflect that such number of Shares are being held for the benefit of the Award recipient.

      Section 5.5 Dividend Rights.

      (a) Any cash dividends or distributions declared and paid with respect to Shares in the Trust Fund that are, as of the record date for such dividend, allocated to an Eligible Employee or Eligible Director in connection with an Award shall be held in the Trust Fund and distributed to such Eligible Employee or Eligible Director (with any earnings attributable thereto) at the time paid. Any cash dividends declared and paid with respect to Shares that are not, as of the record date for such dividend, allocated in connection with any Award shall, at the direction of the Committee, be held in the Trust or used to pay the administrative expenses of the Plan, including any compensation due to the Trustee.

      (b) Any dividends or distributions declared and paid with respect to Shares in property other than cash shall be held in the Trust Fund. If, as of the record date for such dividend or distribution, the Shares with respect to which it is paid are allocated to an Eligible Employee or Eligible Director in connection with an Award, the property so distributed shall be similarly allocated such Eligible Employee or Eligible Director in connection with such Award and shall be held for distribution or forfeiture in accordance with the terms and conditions of the Award.

      Section 5.6 Voting Rights.

      (a) Each Eligible Employee or Eligible Director to whom an Award has been made that is not fully vested shall have the right to direct the manner in which all voting rights appurtenant to the Shares related to such Award will be exercised while such Shares are held in the Trust Fund. Such a direction shall be given by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Employee or Eligible Director, then the voting rights appurtenant to the Shares allocated to him shall not be exercised.

      (b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all voting rights appurtenant to such Shares shall be exercised by the Trustee in such manner as the Committee shall direct to reflect the voting directions given by Eligible Employee or Eligible Directors with respect to Shares allocated in connection with their Awards.

      (c) The Committee shall furnish, or cause to be furnished, to each Eligible Employee or Eligible Director, all annual reports, proxy materials and other information furnished by Mid-Coast Bancorp, Inc., or by any proxy solicitor, to the holders of Shares.

      Section 5.7 Tender Offers.

      (a) Each Eligible Employee or Eligible Director to whom an Award has been made that is not fully vested shall have the right to direct, with respect to the Shares related to such Award, the manner of response to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction shall be given by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Employee or Eligible Director, then the Shares shall not be tendered or exchanged.

      (b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all responses to tender, exchange and other offers appurtenant to such Shares shall be given by the Trustee in such manner as the Committee shall direct to reflect the responses given by Eligible Employee or Eligible Directors with respect to Shares allocated in connection with their Awards.

      (c) The Committee shall furnish, or cause to be furnished, to each Eligible Employee or Eligible Director, all information furnished by the offeror to the holders of Shares.

      Section 5.8 Limitations on Awards.

      (a) Notwithstanding anything in the Plan to the contrary, no Award shall be granted under the Plan prior to the approval of shareholders under section 8.8 hereof.

      (b) An Award by its terms shall not be transferable by the Eligible Employee or Eligible Director other than by will or by the laws of descent and distribution, and the Shares granted pursuant to such Award shall be distributable, during the lifetime of the Recipient, only to the Recipient, except to the extent provided otherwise pursuant to the terms of a Qualified Domestic Relations Order.


                                 ARTICLE VI

                     VESTING AND DISTRIBUTION OF SHARES

      Section 6.1 Vesting of Shares Granted to Eligible Directors.

      The Shares subject to each Award granted to Eligible Directors under the Plan shall become vested as follows: (i) twenty percent (20%) of such Shares shall become vested upon the April 1 following the date the Plan is approved by shareholders pursuant to section 9.8; (ii) 20% of such Shares shall become vested on each April 1 thereafter until all 300 shares have become vested; provided, however, that the Eligible Director has remained a director of the Employer during the entire period commencing with the date the Plan is approved by shareholders pursuant to section 8.8 and ending on the applicable vesting date; and provided, further, an Award shall become 100% vested upon the Award holder's death, Disability or Change in Control.

      Section 6.2 Vesting of Shares Granted to Eligible Employees.

      Subject to the terms and conditions of the Plan, each Award made to an Eligible Employee under the Plan shall become vested at the times and upon the conditions specified by the Committee in the Award notice; provided, however, that an Award shall become fully vested on the date of the Award holder's death, Disability, Retirement or Change in Control.

      Section 6.3 Designation of Beneficiary.

      An Eligible Employee or Eligible Director who has received an Award may designate a Beneficiary to receive any undistributed Shares that are, or become, available for distribution on, or after, the date of his death.
Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Eligible Employee or Eligible Director dies prior to the Eligible Employee or Eligible Director, or in the event that no Beneficiary has been designated, any undistributed Shares that are, or become, available for distribution on, or after, the Eligible Employee or Eligible Director's death shall be paid to the executor or administrator of the Eligible Employee or Eligible Director's estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.

      Section 6.4 Manner of Distribution.

      (a) As soon as practicable following the date any Shares granted pursuant to an Award become vested pursuant to sections 6.1 and 6.2, the Committee shall take such actions as are necessary to cause the transfer of record ownership of the Shares that have become vested from the Trustee to the Award holder and shall cause the Trustee to distribute to the Award holder all property other than Shares then being held in connection with the Shares being distributed.

      (b) The Company's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Employee or Eligible Director or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

      Section 6.5 Taxes.

      The Company, the Committee or the Trustee shall have the right to require any person entitled to receive Shares pursuant to an Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.


                                 ARTICLE VII

                          AMENDMENT AND TERMINATION

      Section 7.1 Termination.

      The Board may suspend or terminate the Plan in whole or in part at any time by giving written notice of such suspension or termination to the Committee; provided, however, that the Plan may not be terminated while there are outstanding Awards that may thereafter become vested. Upon the termination of the Plan, the Trustee shall make distributions from the Trust Fund in such amounts and to such persons as the Committee may direct and shall return the remaining assets of the Trust Fund, if any, to Mid-Coast Bancorp, Inc.

      Section 7.2 Amendment.

      The Board may amend or revise the Plan in whole or in part at any time.

      Section 7.3 Adjustments in the Event of a Business Reorganization.

      (a) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which Mid-Coast Bancorp, Inc. is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each person who is then a holder of record of Shares, the number of Shares held in the Trust Fund, including Shares covered by Awards, shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a person who, immediately prior to such event, was the holder of record of one Share; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

      (b) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which Mid-Coast Bancorp, Inc. is not the surviving entity, the Trustee shall hold in the Trust Fund any money, stock, securities or other property received by holders of record of Shares in connection with such merger, consolidation, or other business reorganization. Any Award with respect to which Shares had been allocated to an Eligible Employee or Eligible Director shall be adjusted by allocating to the Eligible Employee or Eligible Director receiving such Award the amount of money, stock, securities or other property received by the Trustee for the Shares allocated to such Eligible Employee or Eligible Director.

      (c) Nothing in this section 7.3 shall be deemed to change the otherwise applicable vesting schedule for any Eligible Employee or Eligible Director.


                                ARTICLE VIII

                                MISCELLANEOUS

      Section 8.1 Status as an Employee Benefit Plan.

      This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

      Section 8.2 No Right to Continued Employment.

      Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Employee any right to a continuation of employment by the Company. The Company reserves the right to dismiss any Eligible Employee or otherwise deal with any Eligible Employee to the same extent as though the Plan had not been adopted.

      Section 8.3 Construction of Language.

      Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

      Section 8.4 Governing Law.

      The Plan shall be construed and enforced in accordance with the laws of the State of Maine without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal laws of the United States of America.

      Section 8.5 Headings.

      The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

      Section 8.6 Non-Alienation of Benefits.

      The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts, except to the extent provided in a Qualified Domestic Relations Order.

      Section 8.7 Notices.

      Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is personally delivered or 5 days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other:

      (a) If to the Stock Compensation Committee:

            Mid-Coast Bancorp, Inc.
            1768 Atlantic Highway
            Box 589
            Waldoboro, Maine  04572

            Attention:  Corporate Secretary

      (b) If to an Eligible Employee, to the Eligible Employee's address as shown in the Company's personnel records.

      Section 8.8 Approval of Shareholders.

      The Plan and all Awards granted hereunder shall be conditioned on the approval of the Plan by the affirmative vote of the majority of the Shares present in person or represented by proxy and entitled to vote at a meeting for which a quorum is present, which meeting is duly noticed and held of Mid-Coast Bancorp, Inc. No Award under the Plan shall be granted, nor shall any Shares be purchased or distributed, prior to such approval.


                               REVOCABLE PROXY
       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           MID-COAST BANCORP, INC.

      UNDERSIGNED Shareholder(s) of MID-COAST BANCORP, INC. (the "Corporation"), 1768 Atlantic Highway, Waldoboro, Maine 04572, hereby appoint(s) Wesley E. Richardson and Samuel Cohen as their designees, with full powers of substitution, proxies of the undersigned to cast all votes which the undersigned would be entitled to vote at the Annual Meeting of the Shareholders of the Corporation to be held at 3:00 p.m. on July 16, 1997 at the Samoset Resort, Rockport, Maine, and all adjournments or postponements thereof, with all powers the undersigned would possess if personally present, and particularly (without limiting the generality of the foregoing) to vote and act.

1.  Election of the following Directors for three year terms each:
       Sharon E. Crowe,   Robert W. Spear,   Waite W. Weston.


        FOR all nominees           WITHHOLD AUTHORITY       (INSTRUCTIONS: To withhold authority to vote for any individual
    listed above (except as     to vote for all nominees    nominee, write that nominee's name on the space provided below.)
    marked to the contrary.)          listed above.
              [ ]                          [ ]              ----------------------------------------------------------------

2.   Approval and Adoption of the Restricted Stock Plan.
     [ ]   FOR          [ ]   AGAINST         [ ]   ABSTAIN

3. Proposal to ratify the appointment of Baker Newman & Noyes as the Corporation's independent certified public accountants for fiscal year 1998.
     [ ]   FOR          [ ]   AGAINST         [ ]   ABSTAIN

NOTE: THE CORPORATION KNOWS OF NO OTHER BUSINESS TO COME BEFORE THE MEETING.

      The Proxy Holders intend to vote FOR the Directors and proposals listed herein unless marked to the contrary. If any other business should come before the meeting, this Proxy will be voted in accordance with the best judgment of the Proxy Holders. This Proxy will be used only at the July 16, 1997 Annual Meeting or any adjournment(s) or postponements thereof.

      Undersigned hereby acknowledge(s) receipt of the Notice of Annual Meeting of Shareholders and accompanying Proxy Statement dated June 6, 1997 prior to signing this Proxy.

      The Board of Directors recommends a vote FOR all matters to be voted on. Please sign, date and return today in the envelope provided. PLEASE SIGN EXACTLY AS SHOWN ON THE REVERSE SIDE OF THIS PROXY. ONLY ONE SIGNATURE IS NEEDED FOR JOINT OWNERSHIP.

                              ----------------------------------------------
                                                Signature

                              ----------------------------------------------
                                                Signature

                              ----------------------------------------------
                                                  Date

                              [ ]  I (We) plan to attend the annual meeting.